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                                                                EXHIBIT 10.38


                 ASSUMPTION AND SUPPLEMENT TO GUARANTY AGREEMENT

         This Assumption and Supplement to Guaranty Agreement (the "AGREEMENT") is dated as of this ___ day of March, 1999, made by (1) (the "NEW GUARANTOR");


                                WITNESSETH THAT:

         WHEREAS, certain parties have executed and delivered to the Guaranteed Creditors that certain Guaranty Agreement dated as of January 31, 1997, or supplements thereto (such Guaranty Agreement, as the same may from time to time be modified or amended, including supplements thereto which add or substitute parties as Guarantors thereunder, being hereinafter referred to as the "GUARANTY") pursuant to which such parties (the "EXISTING GUARANTORS") have guaranteed to the Guaranteed Creditors the full and prompt payment of, among other things, any and all indebtedness, obligations and liabilities of HA-LO Industries, Inc. (the "COMPANY") arising under or relating to the Credit Agreement and the other Credit Documents described therein; and

         WHEREAS, the Company provides the New Guarantor with substantial financial, managerial, administrative, technical and design support and the New Guarantor will benefit, directly and indirectly, from credit and other financial accommodations extended and to be extended by the Lenders to the Company;

         NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Company by the Lenders from time to time, the New Guarantor hereby agrees as follows:

          1. The New Guarantor acknowledges and agrees that it shall become a "Guarantor" party to the Guaranty effective upon the date the New Guarantor's execution of this Agreement and the delivery of this Agreement to the Agent on behalf of the Guaranteed Creditors, and that upon such execution and delivery, all references in the Guaranty to the terms "Guarantor" or "Guarantors" shall be deemed to include the New Guarantor.

          2. The New Guarantor hereby assumes and becomes liable (jointly and severally with all the other Guarantors) for the indebtedness hereby guaranteed (as defined in the Guaranty) and agrees to pay and otherwise perform all of the obligations of a Guarantor under the Guaranty according to, and otherwise on and subject to, the terms and conditions of the Guaranty to the same extent and with the same force and effect as if the New Guarantor had originally been one of the Existing Guarantors under the Guaranty and had originally executed the same as such an Existing Guarantor.

          3. All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Guaranty, except that any reference to the term "Guarantor" or "Guarantors" and any provision of the Guaranty providing meaning to such term shall be deemed a reference to the Existing Guarantors and the New Guarantor. Except as

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specifically modified hereby, all of the terms and conditions of the Guaranty shall stand and remain unchanged and in full force and effect.

          4. The New Guarantor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Agent or the Guaranteed Creditors may deem necessary or proper to carry out more effectively the purposes of this Agreement.

          5. No reference to this Agreement need be made in the Guaranty or in any other document or instrument making reference to the Guaranty, any reference to the Guaranty in any of such to be deemed a reference to the Guaranty as modified hereby.

          6. This Agreement shall be governed by and construed in accordance with the State of Illinois (without regard to principles of conflicts of law) in which state it shall be performed by the New Guarantor.

                                       (1)



                                       By
                                         Its
                                            -----------------------------------

                                       Address:

                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------
                                            Attention
                                                     --------------------------
                                            Telephone
                                                     --------------------------
                                            Telecopy
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         Acknowledged and agreed to in Chicago, Illinois as of the date first above written.

                                       AMERICAN NATIONAL BANK AND TRUST
                                         COMPANY OF CHICAGO, as Agent



                                       By
                                         Its
                                            -----------------------------------


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                              SCHEDULE 1*


     There are four (4) documents omitted as Exhibits which contain the same material terms of the attached agreement, except that the parties defined therein as "New Guarantor" (marked as "1" in the first paragraph of such document) differ among the documents. Such parties are set forth below (listed as "New Guarantor").

New Guarantor
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Premier Promotions and Marketing, Inc.

Lee Wayne Corporation

Lipton Associates, Inc.

Promotional Marketing, L.L.C.